UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 19, 2012

Date of Report (Date of earliest event reported)

New Frontier Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-23697	84-1084061
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6000 Spine Road, Suite 100, Boulder, CO 80301

(Address of principal executive offices)

(303) 444-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On June 19, 2012, New Frontier Media, Inc.’s wholly owned subsidiary, Colorado Satellite Broadcasting, Inc., a Colorado corporation, entered into an amendment (“Amendment”) to its Amended and Restated Affiliation Agreement for DTH Satellite Exhibition of Cable Network Programming (the “Agreement”) with DIRECTV, Inc. (“DIRECTV”).  The Amendment extends the base term of the underlying Agreement through August 14, 2012, with automatic 30 day renewals thereafter, provided that DIRECTV may give 30 day advance notice of non-renewal for convenience at the end of any renewal term.

Item 9.01                                                  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Letter Agreement, between Colorado Satellite Broadcasting, Inc. and DIRECTV, Inc., amending Amended and Restated Affiliation Agreement for DTH Satellite Exhibition of Cable Network Programming.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2012	NEW FRONTIER MEDIA, INC.

	By:	/s/ Marc Callipari
Name: Marc Callipari
Title: Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Letter Agreement, between Colorado Satellite Broadcasting, Inc. and DIRECTV, Inc., amending Amended and Restated Affiliation Agreement for DTH Satellite Exhibition of Cable Network Programming.